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                        SUPPLEMENT DATED NOVEMBER 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for flexible premium variable universal life insurance policies issued by John Hancock Variable Life Insurance Company. The applicable prospectuses are entitled "MAJESTIC VARIABLE UNIVERSAL LIFE" and "MAJESTIC VARIABLE UNIVERSAL LIFE 98".

1. ON PAGE 15 OF THE PROSPECTUS, DELETE THE SECTION ENTITLED "THE FIXED INVESTMENT OPTION" AND SUBSTITUTE THE FOLLOWING:

THE FIXED INVESTMENT OPTIONS

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options -- the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

2. ON PAGE 20 OR 21 OF THE PROSPECTUS (AS THE CASE MAY BE), DELETE THE THIRD PARAGRAPH OF THE SECTION ENTITLED "THE ACCOUNT VALUE" AND SUBSTITUTE THE
FOLLOWING:

     The amount you've invested in any of the fixed investment options will earn interest at the rates we declare from time to time. For the current fixed investment options, we guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in the current fixed investment options will not be subject to the mortality and expense risk charge described on page
24. Otherwise, the policy level charges applicable to the current fixed investment options are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

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3. ON PAGE 21 OF THE PROSPECTUS, DELETE THE THIRD AND FOURTH PARAGRAPHS OF THE
SUBSECTION ENTITLED "TRANSFERS OF EXISTING ACCOUNT VALUE" AND SUBSTITUTE THE
FOLLOWING:

     Transfers out of the current fixed investment options are currently subject to the following restrictions:

      . You can only make one transfer out of either fixed investment option in each policy year.

      . Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

      . The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

      . The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

4. ON PAGE 22 OF THE PROSPECTUS, DELETE THE SUBSECTION ENTITLED "REPAYMENT OF POLICY LOANS" AND SUBSTITUTE THE FOLLOWING:

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

      . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

      . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

5. ON PAGE 23 OR 24 OF THE PROSPECTUS (AS THE CASE MAY BE), DELETE THE THIRD SENTENCE OF THE ENTRY ENTITLED "M&E CHARGE" AND SUBSTITUTE THE FOLLOWING:

     It does not apply to any current fixed investment option.

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